Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C.  SECTION 1350, AS ADOPTED PURSUANT

TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of American Southwest Music Distribution, Inc. (the "Company") on Form 10-KSB for the year ended April 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kent Puckett, Chief Accounting Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2001, that:

1.

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 14, 2007	/s/ Kent Puckett
Kent Puckett, Chief Accounting Officer